SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 12, 2007

Cosway Industries, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-52538
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

PO BOX 488

Mary Esther, Florida 32569

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

850-267-2445

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On October 12, 2007 (the "Closing Date"), pursuant to the terms of a Share Purchase Agreement, John H. Beebe purchased a total of 31,026,600 shares of the issued and outstanding common stock of Cosway Industries, Inc. (the "Company") from William Tay, the sole officer, director and shareholder of the Company, for an aggregate of $45,000 in cash. The total of 31,026,600 shares represented 99% of the shares of outstanding common stock of the Company at the time of transfer.  Mr. Beebe used private funds to purchase the shares of the Company. As part of the acquisition, and pursuant to the Share Purchase Agreement, the following changes to the Company's directors and officers have occurred:

o	As of October 12, 2007 John H. Beebe was appointed Chairman of the Board of Directors, President of the Company.

o

William Tay then resigned as a member of the Company's Board of Directors and as the Company's President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and Secretary, effective October 12, 2007.

In connection with the change in control, we changed our executive offices to PO BOX 488, Mary Esther, Florida 32569.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

William Tay resigned as a member of the Company's Board of Directors effective as of October 12, 2007. William Tay also resigned as the Company's President, Chief Executive Officer, and Chairman of the Board, effective October 12, 2007. The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

John H. Beebe was appointed as the Company’s Chairman of the Board and President effective October 12, 2007.

Mr. John H. Beebe, Chairman & President

John H. Beebe, will serve as sole Director, President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of the Company. A recognized business pioneer and visionary, as well as a nationally featured speaker and lecturer in the electronic payments industry, Beebe co-founded Global eTelecom, serving as Chairman & Chief Executive Officer and was directly responsible for its subsequent meteoric rise to success. Beebe negotiated the sale of Global eTelecom to Verus FM, owned by Sage PLC (Peachtree Software). Beebe served as Vice Chairman of NACHA’s (National Automated Clearing House Association) Point of Sale Rules Group, which helped develop and create the rules and operational procedures for all electronic check transactions at the point of sale in the United States and its territories. Beebe also served as co-Chairman of NACHA’s Rules and Committee #52, which was tasked with incorporating all third party payment processors under the NACHA operating rules and regulations.

A successful entrepreneur, Beebe owns FCC licenses for broadcast facilities in the United States and also technology patents in the United States and Canada. A free-market advocate who puts his beliefs into action, Beebe has taken his business vision and translated it into success in multiple ventures. A Certified Professional Consultant – CPC, Beebe has advised and consulted with numerous corporations in North America on long term strategic planning, operational enhancement and new technology development and integration, including Fortune 500 companies, Top 100 Banks and Financial Institutions.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Exhibits.
10.1	Stock Purchase Agreement signed August 16, 2007 between William Tay and John H. Beebe.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cosway Industries, Inc.

By:	/s/ John H. Beebe
John H. Beebe Chairman and President

Dated: 10-12-2007

EXHIBIT 10.1

SHARE PURCHASE AGREEMENT

This Agreement made as of the 16th day of August, 2007 (“Agreement”), by and between William Tay, with an address at 305 Madison Avenue, Suite 1166, New York, NY 10165 ("Seller"), and John H. Beebe, with an address at 166 Acacia Street, Santa Rosa Beach, FL 32459 ("Purchaser").

W I T N E S S E T H:

WHEREAS, Seller is the record owner and holder of 31,340,000 Common Shares, par value $.0001 par value (the “Shares”), of COSWAY INDUSTRIES, INC., a Delaware corporation ("Corporation”), which Corporation has 31,340,000 shares of common stock, issued and outstanding as of the date of this Agreement, as more fully described in the attached Exhibit A.

WHEREAS, Purchaser desires to purchase 31,026,600 of the Shares from Seller, which constitutes 99% of the Corporation’s issued and outstanding shares as of the date of this Agreement and Seller desires to sell such Shares upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and sale of the Corporation’s Shares, it is hereby agreed, as follows:

1.

PURCHASE AND SALE OF SHARES.  Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Closing and the Seller agrees to sell to Purchaser at the Closing, 31,026,600 of Seller’s Shares for a total price of Forty-Five Thousand and 00/100 dollars ($45,000.00) (the “Purchase Price”).

2.

GOOD FAITH DEPOSIT.  At the signing of this Agreement, Purchaser agrees to wire transfer to an account to be designated by Seller, the sum of Four Thousand Five Hundred and 00/100 dollars ($4,500.00) as an initial deposit to Seller.  At the Closing, as defined below, Purchaser will pay the balance of the Purchase Price, Forty Thousand Five Hundred and 00/100 dollars ($40,500.00) to Seller by wire transfer.

3.

CLOSING.  The purchase and sale of the Shares shall take place on or before October 16, 2007; at such time and place as the Purchaser and Seller mutually agree upon orally or in writing (which time and place are designated as the “Closing”).  At Closing, Purchaser shall deliver to Seller, in cash, by wire transfer to an account to be designated by Seller, the balance of the Purchase Price in the amount of Forty Thousand Five Hundred and 00/100 dollars ($40,500.00), and Seller will immediately deliver the following to Purchaser: (A) the certificates representing the Shares transferred hereunder, duly endorsed for transfer to the Purchaser or accompanied by appropriate stock powers, (B) the original of the Certificate of Incorporation and bylaws, (C) all corporate books and records (including all accounting records and SEC filings to date); and (D) written resignations of incumbent directors and officers of the Corporation.

4.

REPRESENTATIONS AND WARRANTIES OF SELLER.  Seller, as sole director and officer of Corporation, hereby represents and warrants to Purchaser that:

(i)

Corporation is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on the business it is now being conducted.  Corporation and/or Seller do not require any consent and/or authorization, declaration or filing with any government or regulatory authority to undertake nay actions herein;

(ii)

Corporation has filed with the United States Securities and Exchange Commission (‘SEC”) a registration statement on Form 10-SB effective pursuant to the Securities Exchange Act of 1934 and is a reporting company pursuant to Section 12(g) thereunder.

(iii)

Corporation has timely filed and is current on all reports required to be filed by it pursuant to Sections 13 and 15 of the Securities Exchange Act of 1934.

(iv)

Corporation is newly formed with no financial information available other than the financial information included in its SEC filings;

(v)

There are no legal actions, suits, arbitrations, or other administrative, legal or governmental proceedings threatened or pending against the Corporation and/or Seller or against the Seller or other employee, officer, director or stockholder of Corporation.  Additionally, Seller is not aware of any facts which may/might result in or form a basis of such action, suit, arbitration or other proceeding on any basis whatsoever;

(vi)

The Corporation has no subsidiaries or any direct or indirect ownership interest in any other corporation, partnership, association, firm or business in any manner;

(vii)

The Corporation and/or Seller does not have in effect nor has any present intention to put into effect any employment agreements, deferred compensation, pension retirement agreements or arrangements, options arrangements, bonus, stock purchase agreements, incentive or profit–sharing plans;

(viii)

No person or firm has, or will have, any right, interest or valid claim against the Corporation for any commission, fee or other compensation in connection with the sale of the Shares herein as a finder or broker or in any similar capacity as a result of any act or omission by the Corporation and/or Seller or anyone acting on behalf of the Corporation and/or Seller;

(ix)

The business and operation of the Corporation has and will be conducted in accordance with all applicable laws, rules, regulations, judgments.  Neither the execution, delivery or performance of this Agreement (A) violates the Corporation’s by-laws, Certificate of Incorporation, Shareholder Agreements or any existing resolutions; and, (B) will cause the Corporation to lose any benefit or any right or privilege it enjoys under the Securities Act (“Act”) or other applicable state securities laws;

(x)

Corporation has not conducted any business and/or entered into any agreements with third-parties;

(xi)

This Agreement has been duly executed and delivered by constitutes a valid and binding instrument, enforceable in accordance with its terms and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Corporation and/or Seller a party or by which they are bound;

(xii)

Seller is the legal and beneficial owner of the Shares and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances;

(xiii)

Seller warrants that the Corporation being transferred shall be transferred with no liabilities and little or no assets, and shall defend and hold Purchaser and the Corporation harmless against any action by any third party against either of them arising out of, or as a consequence of, any act or omission of Seller or the Corporation prior to, or during the closing contemplated by this contract of sale; and,

(xiv)

The information contained on Exhibit A is true and correct.

5.

REPRESENTATIONS AND WARRANTIES OF PURCHASER.  Purchaser hereby represents and warrants to Seller that:

(i)

Purchaser has the power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding instrument, enforceable in accordance with its terms;

(ii)

The execution, delivery and performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Purchaser is a party or by which Purchaser is bound;

(iii)

At no time was Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising; and,

(iv)

Purchaser is purchasing the Shares solely for his own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.

(v)

The Purchaser is an "accredited investor" as defined under Rule 501 under the Securities Act.

(vi)

Purchaser hereby agrees that such shares are restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements.

6.

NOTICES.  Notice shall be given by certified mail, return receipt requested, the date of notice being deemed the date of postmarking. Notice, unless either party has notified the other of an alternative address as provided hereunder, shall be sent to the address as set forth herein:

Seller:

William Tay, President

Cosway Industries, Inc.

305 Madison Avenue, Suite 1166

New York, NY 10165

FAX: (917) 591-2648

Purchaser:

John H. Beebe

166 Acacia Street

Santa Rosa Beach, FL 32459

7.

GOVERNING LAW.  This Agreement shall be interpreted and governed in accordance with the laws of the State of Delaware.   The parties herein waive trial by jury.  In the event that litigation results or arise out of this Agreement or the performance thereof, the parties agree that the prevailing party is entitled to reimbursement for the non-prevailing party of reasonable attorney’s fee, costs, expenses, in addition to any other relief to which the prevailing party may be entitled.

8.

CONDITIONS TO CLOSING.  The Closing is conditioned upon the fulfillment by the Seller of the satisfaction of the representations and warranties made herein being true and correct in all material respects as of the date of Closing.

9.

SEVERABILITY.  In the event that any term, covenant, condition, or other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

10.

ENTIRE AGREEMENT.  This Agreement contains all of the terms agreed upon by the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

11.

INVALIDITY.  If any paragraph of this Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or effect any other clause, Paragraph, section or part of this Agreement.

12.

GENDER AND NUMBER; SECTION HEADINGS.  Words importing a particular gender mean and include the other gender and words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary.  The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

13.

AMENDMENTS.  No amendments or additions to this Agreement shall be binding unless in writing, signed by both parties, except as herein otherwise provided.

14.

ASSIGNMENT.  Neither party may assign this Agreement without the express written consent of the other party.  Any agreed assignment by the Seller shall be effectuated by all the necessary corporate authorizations and governmental and/or regulatory filings.

15.

CLOSING DOCUMENTS.  Seller and Purchaser agree, at any time, to execute, and acknowledge where appropriate, and to deliver any and all documents/instruments, and take such further action, which may necessary to carry out the terms, conditions, purpose and intentions of this Agreement.  This paragraph shall survive the Closing.

16.

EXCLUSIVE AGREEMENT; AMENDMENT. This Agreement supersedes all prior agreements or understandings among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.

17.

FACSIMILE SIGNATURES. Execution of this Agreement and delivery of signed copies thereof by facsimile signatures from the parties hereto or their agents is acceptable to the parties who waive any objections or defenses based upon lack of an original signature.

18.

PUBLICITY.   Except as otherwise required by law, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other to the contents and the manner of presentation and publication thereof.

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.

/s/ John H. Beebe

_________________________________

By: John H. Beebe

PURCHASER

/s/ William Tay

_________________________________

William Tay

SELLER

COSWAY INDUSTRIES, INC.

A Delaware Corporation

Cosway Industries, Inc., a Delaware corporation (“Company”), is a fully reporting company and its Common Stock is registered under the Securities Exchange Act of 1934, as amended.

The Company’s management believes that there are certain benefits of being a reporting public company, and that certain private company (domestic or foreign) may seek to gain these advantages through a reverse merger with the Company because its shares may thereby be quoted on the United States secondary markets such as the NYSE, NASDAQ, Amex, and the NASD OTC Bulletin Board (OTC-BB).

CORPORATE INFORMATION

Legal Name of Public Shell:	Cosway Industries, Inc.
SEC FILE / CIK Numbers:	000-52538 / 0001386925
SEC Reporting Status:	Public reporting, current in all SEC filings to date.
SEC Form 10-SB Effective Date	May 30, 2007
State of Incorporation and Date of Formation:	State of Delaware on January 9, 2007
Net Equity:	-0-
Underwriter:	Self
Date of fiscal year-end:	12/31
Total and pending liabilities:	None

STOCK INFORMATION

Classes of Stock	Preferred Stock, at $0.0001 par value Common stock, at $0.0001 par value
Authorized Capital Stock:	Capitalization: 250,000,000 Common Shares 20,000,000 Preferred Shares
Issued and Outstanding Shares:	31,340,000 Common Shares -0- Preferred Shares, none designated
Warrants and Options Outstanding:	None
OTC-BB Trading Symbol:	Form 211 (15c2-11) to be filed with NASD Regulations, Inc. (NASDAQ) through a sponsoring market maker upon consummation of business combination.
Market Makers:	To be appointed upon consummation of business combination.
Transfer Agent and Registrar:

It is anticipated that Holladay Stock Transfer, Inc. of Scottsdale, AZ will act as transfer agent for the Company's common stock. However, the Company may appoint a different transfer agent or act as its own until a merger candidate can be identified.